Exhibit 10.8

Protalex-ALEX\InventorassignALEX

                                   ASSIGNMENT

     ASSIGNMENT from ALEX, LLC, a New Mexico Limited Liability Company, (hereinafter referred to as "ALEX"), to Protalex, Inc., a New Mexico Public
Corporation, whose address is c/o John E. Doherty, President, P. O. Box 30952, Albuquerque, New Mexico, 87190 (hereinafter sometimes referred to as "Protalex").

     WHEREAS, ALEX, has sole rights to a technology application that applies to any application of bioregulation to any human disease process and/or treatment (hereinafter more specifically defined as "Invention").

     WHEREAS, Protalex, desires in the future to file patent applications in the United States Patent and Trademark Office and in any other foreign patent office as Protalex, its assignees, successors and/or designees may choose in which to seek protection for the invention. Such filings shall be made at the expense of Protalex, or its assignees, successors and/or designees.

     WHEREAS, ALEX and Protalex, for good and adequate consideration have agreed to a formal assignment from ALEX to Protalex of its entire right, title, and interest in and to the above Invention, as described below as well as to all patents, patent application, division, reissues, continuations, continuations-in-part, substitutions, renewals, extensions thereof, and all improvements owned by ALEX, including the right to bring lawsuits for past infringement of any patents that may be issued thereon, in the United States and all foreign countries.

     WHEREAS, Protalex, desires in the future to file patent applications in the United States Patent and Trademark Office and in any other foreign patent office as Protalex, its assignees, successors and/or designees may choose in which to seek protection for the invention. Such filings shall be made at the expense of Protalex, or its assignees, successors and/or designees.

     NOW, THEREFORE, ALEX does hereby sell, assign, and transfer unto Protalex an exclusive right to all its right, title, and interest in and to: (a) the above technology, (b) any technical information, know-how, trade secret, process, procedure, composition, device, method, formula, protocol, technique, software, design, drawing or data related to the above technology which is not covered by any subsequently filed patent application but which is necessary at any time for practicing the above invention (all of the foregoing, (a) and (b), being collectively referred to hereafter as "Invention"), (c) any and all patents, patent applications, divisions, reissues, continuations, continuations-in-part, substitutions, renewals, extensions resulting from Invention, (d) all improvements hereafter owned by ALEX with respect to Invention, and (e) the right to bring lawsuits for past infringement of any patents, that may be issued on the Invention, in the United States and in any and all foreign countries.

     FURTHER, ALEX agrees that it will communicate to Protalex any facts known to it respecting said Invention, will testify in any legal proceedings, will sign all lawful papers, will execute all divisions, reissues, continuations, continuations-in-part, substitutions, renewals, extensions, and improvement made by ALEX, will execute all necessary assignment documents, will cause any and all of said patents to be issued to Protalex, and generally will do everything necessary or desirable to aid Protalex, its officers, agents, employees, directors, attorneys, successors, assigns, and those in active concert and/or participating with them to obtain and enforce property protection in regard to the above-described Invention, patents, patent applications, divisions, reissues, continuations, continuations-in-part, substitutions, renewals, extensions and all improvements owned by ALEX thereof in the United States and in all foreign countries.

     ALEX hereby authorizes and requests the Patent and Trademark Office officials to issue any of the aforesaid patent or patents, when granted, to Protalex for the use and enjoyment of Protalex, its officers, agents, employees, directors, attorneys, successors, assigns and those in active concert and/or participating with them.

     ALEX   represents  and  agrees  that  no  assignment,   sale  agreement  or
encumbrance has been or will be made or entered into by him which would conflict with this Assignment.

     ALEX hereby acknowledges by its signature hereto that it has read the foregoing and understands it content and has had the opportunity to consult legal counsel of its choosing concerning its rights and obligations hereunder prior to its signature hereto.

Effective July 5th, 2001.

                                                             Assignor, ALEX, LLC


                                             Paul L. Mann
                                             ------------
                                         By: Paul L. Mann, Ph.D, Managing Member


                                             John E. Doherty
                                             ---------------
                                         By: John E. Doherty, Managing Member



                                         Assignee: Protalex, Inc., a New Mexico
                                                              Corporation


                                         By: John E. Doherty
                                             ---------------
                                             John E. Doherty, President


STATE OF NEW MEXICO        )
                           ) ss.
COUNTY OF BERNALILLO       )

     The foregoing instrument was subscribed and acknowledged before me, this 5th day of July, 2001, by Paul L. Mann, Ph.D and John E. Doherty, Managing Members of ALEX, LLC, a New Mexico LLC on behalf of said LLC.

                                                              Tamara L. Anderson
                                                              ------------------
                                                              Notary Public

My Commission Expires:

February 24, 2004



STATE OF NEW MEXICO        )
                           ) ss.
COUNTY OF BERNALILLO       )

     The foregoing instrument was subscribed and acknowledged before me, this 5th day of July, 2001 by John E. Doherty, President of Protalex, Inc., a New Mexico Corporation on behalf of said Corporation.


                                                              Tamara L. Anderson
                                                              ------------------
                                                              Notary Public

My Commission Expires:

February 24, 2004